Exhibit 99.1
Cardlytics Announces Second Quarter 2024 Financial Results
Atlanta, GA – August 7, 2024 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the second quarter ended June 30, 2024.
“We continue to believe in the significant growth opportunity as we invest to modernize our platform. We are making progress, but transitions like this take time and these near-term challenges do not change the long-term potential of this business,” said Amit Gupta, incoming CEO of Cardlytics. "We have the right team and right strategy in place to deliver stronger execution and shareholder value as we continue this transformation. The strong advertiser demand, the addition of new partners and the high consumer engagement witnessed this quarter illustrate the fundamental strengths of our business and the value our platform can deliver.”
“While we observed strong growth in redemptions, our results were challenged by slower-than-anticipated billings growth coupled with higher consumer incentives,” said Alexis DeSieno, CFO of Cardlytics. “We remain confident that our improved balance sheet continues to support investment in the business.”
Second Quarter 2024 Financial Results
•Revenue was $69.6 million, a decrease of (9)% year-over-year, or (7)% excluding Entertainment.
•Billings, a non-GAAP metric, was $110.4 million, an increase of 1% year-over-year, or 2% excluding Entertainment.
•Adjusted Contribution, a non-GAAP metric, was $36.4 million, a decrease of (3)% year-over-year, or an increase of 1% excluding Entertainment.
•Net Loss was $(4.3) million, or $(0.09) per diluted share, based on 49.1 million fully diluted weighted-average common shares, compared to a Net Loss of $(23.5) million, or $(0.67) per diluted share, based on 34.9 million fully diluted weighted-average common shares in the second quarter of 2023.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(2.3) million compared to a loss of $(4.1) million in the second quarter of 2023.
•Adjusted Net Loss was $(7.6) million, or $(0.15) per diluted share, based on 49.1 million fully diluted weighted-average common shares, compared to Adjusted Net Loss of $(8.4) million, or $(0.24) per diluted share, based on 34.9 million fully diluted weighted-average common shares in the second quarter of 2023.
•Net cash provided by operating activities was $4.4 million, a decrease of $1.3 million compared to net cash provided by operating activities of $5.8 million in the second quarter of 2023.
•Free Cash Flow, a non-GAAP metric, was $(0.4) million, a decrease of $3.4 million compared to $3.0 million in the second quarter of 2023.
Key Metrics
•Cardlytics MAUs were 165.5 million, an increase of 3% year-over-year, compared to 160.0 million in the second quarter of 2023.
•Cardlytics ARPU was $0.42 compared to $0.48 in the second quarter of 2023.
Definitions of MAUs and ARPU are included below under the caption “Non-GAAP Measures and Other Performance Metrics."

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended June 30,
	2024	2023	2023 Results Excluding Entertainment(2)	Change %	Change % Excluding Entertainment(2)
Billings(1)	$110,389	$109,424	$107,736	1%	2%
Consumer Incentives	40,753	32,723	32,723	25%	25%
Revenue	69,636	76,701	75,013	(9)%	(7)%
Partner Share and other third-party costs	33,258	39,170	39,144	(15)%	(15)%
Adjusted Contribution(1)	36,378	37,531	35,869	(3)%	1%
Delivery costs	7,661	7,015	7,015	9%	9%
Gross Profit	$28,717	$30,516	$28,854	(6)%	—%
Net Loss	$(4,257)	$(23,508)	$(22,523)	(82)%	(81)%
Adjusted EBITDA(1)	$(2,285)	$(4,073)	$(3,823)	(44)%	(40)%

Adjusted Contribution
% of Billings	33.0%	34.3%	33.3%
% of Revenue	52.2%	48.9%	47.8%
Adjusted EBITDA
% of Billings	(2.1)%	(3.7)%	(3.5)%
% of Revenue	(3.3)%	(5.3)%	(5.1)%
(1)Billings, Adjusted Contribution and Adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net (Loss) Income to Adjusted EBITDA."
(2)The column excludes results from the Entertainment business. We sold and transferred substantially all of the assets of Entertainment in December 2023.
Third Quarter 2024 Financial Expectations
Cardlytics anticipates Billings, Revenue, Adjusted Contribution and Adjusted EBITDA to be in the following ranges (in millions, except for percentage change rates):

	Q3 2024 Guidance	YoY Change	YoY Change Excluding Entertainment(3)
Billings(1)	$100.0 - $106.0	(14%) - (9%)	(12%) - (7%)
Revenue	$56.0 - $63.0	(29%) - (20%)	(27%) - (18%)
Adjusted Contribution(2)	$32.0 - $35.0	(25%) - (18%)	(21%) - (14%)
Adjusted EBITDA(2)	($6.0) - ($3.5)	($9.9) - ($7.4)	($9.6) - ($7.1)
(1)A reconciliation of Billings to GAAP Revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of Adjusted Contribution to GAAP Gross Profit and a reconciliation of Adjusted EBITDA to Net (Loss) Income on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
(3)The column excludes results from the Entertainment business. We sold and transferred substantially all of the assets of Entertainment in December 2023.
Earnings Teleconference Information
Cardlytics will discuss its second quarter 2024 financial results during a live audio webcast today, August 7, 2024, at 5:00 PM ET / 2:00 PM PT. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.

About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their rewards programs that promote customer loyalty and deepen relationships. In turn, we have a secure view into approximately 1 of every 2 card-based transactions in the U.S., allowing us to see where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in Menlo Park, Los Angeles, New York, and London. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements related to our growth opportunity, our ability to deliver stronger execution and shareholder value and our financial guidance for the third quarter of 2024. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FI partners; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on August 7, 2024 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance in this press release: Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net Loss, Adjusted Net Loss per share and Free Cash Flow, as well as certain other performance metrics, such as monthly active users (“MAUs”) and average revenue per user (“ARPU”).
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net Loss and Adjusted Net Loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for services in order to generate revenue. Cardlytics platform Billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP Revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform Billings is the same as Bridg platform GAAP Revenue. Adjusted Contribution measures the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted Contribution demonstrates how incremental Revenue on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted Contribution is calculated by taking our total Revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted Contribution does not take into account all costs associated with generating Revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Management views Adjusted Contribution as the most relevant metric to measure the financial performance as it reflects the dollars we keep after all of our partners are paid. Adjusted EBITDA represents our Net Loss before interest expense, net; depreciation and amortization; stock-based compensation expense; foreign currency (gain) loss; gain on debt extinguishment; acquisition, integration and divestiture benefit; and change in contingent consideration; and, in applicable periods, certain other income and expense items, such as impairment of goodwill and intangible assets; loss on divestiture; restructuring and reduction of force; income tax benefit; and deferred implementation costs. Adjusted Net Loss as our Net Loss before stock-based compensation expense; foreign currency (gain) loss; gain on debt extinguishment; acquisition, integration and divestiture benefit; amortization of acquired intangibles; and change in contingent consideration; and, in applicable periods, certain other income and expense items, such as impairment of goodwill and intangible assets; loss on divestiture; restructuring and reduction of force; and income tax benefit. We define Adjusted Net Loss per share as Adjusted Net Loss divided by our weighted-average common shares outstanding, diluted. We define Free Cash Flow as net cash used in operating activities, plus acquisition of property and equipment and capitalized software development costs and, in applicable periods, acquisition of patents. We believe free cash flow is useful to measure the funds generated in a given period that are available for distribution or to sustain the business. We believe this supplemental information enhances stockholders' ability to evaluate our performance.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We believe that MAUs is an indicator of the Cardlytics platform's ability to drive engagement and is reflective of the marketing base that we offer to marketers. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	June 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$71,248	$91,830
Accounts receivable and contract assets, net	102,671	120,622
Other receivables	4,696	5,379
Prepaid expenses and other assets	6,717	6,097
Total current assets	185,332	223,928
Long-term assets:
Property and equipment, net	3,084	3,323
Right-of-use assets under operating leases, net	7,459	7,310
Intangible assets, net	29,433	35,003
Goodwill	277,202	277,202
Capitalized software development costs, net	29,572	24,643
Other long-term assets, net	2,290	2,735
Total assets	$534,372	$574,144
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,866	$4,425
Accrued liabilities:
Accrued compensation	5,490	11,662
Accrued expenses	6,772	9,587
Partner Share liability	33,719	48,867
Consumer Incentive liability	45,433	52,678
Deferred revenue	1,679	2,405
Current operating lease liabilities	2,279	2,127
Current contingent consideration	4,363	39,398
Total current liabilities	104,601	171,149
Long-term liabilities:
Convertible senior notes, net	212,885	227,504
Long-term operating lease liabilities	6,805	6,391
Long-term deferred revenue	30	67
Long-term debt	—	30,073
Long-term contingent consideration	—	4,162
Other long-term liabilities	17	—
Total liabilities	$324,338	$439,346
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized, 49,402 and 39,728 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	$9	$9
Additional paid-in capital	1,346,876	1,243,594
Accumulated other comprehensive income	2,953	2,467
Accumulated deficit	(1,139,804)	(1,111,272)
Total stockholders’ equity	210,034	134,798
Total liabilities and stockholders’ equity	$534,372	$574,144

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$69,636	$76,701	$137,244	$141,032
Costs and expenses:
Partner Share and other third-party costs	33,258	39,170	63,801	72,554
Delivery costs	7,661	7,015	13,834	13,439
Sales and marketing expense	14,025	15,205	28,143	29,153
Research and development expense	13,470	14,847	26,518	26,411
General and administration expense	16,151	16,276	30,636	29,346
Acquisition, integration and divestiture benefit	162	(9,947)	162	(8,224)
Change in contingent consideration	(5,808)	11,258	9	(23,326)
Depreciation and amortization expense	6,529	7,200	12,779	13,775
Total costs and expenses	85,448	101,024	175,882	153,128
Operating Loss	(15,812)	(24,323)	(38,638)	(12,096)
Other (expense) income:
Interest expense, net	(1,561)	(574)	(2,380)	(582)
Foreign currency gain (loss)	99	1,389	(531)	2,778
Gain on debt extinguishment	13,017	—	13,017	—
Total other income	11,555	815	10,106	2,196
Loss before income taxes	(4,257)	(23,508)	(28,532)	(9,900)
Net Loss	$(4,257)	$(23,508)	$(28,532)	$(9,900)
Net Loss per share, basic and diluted	$(0.09)	$(0.67)	$(0.62)	$(0.29)
Weighted-average common shares outstanding, basic and diluted	49,056	34,880	46,168	34,241

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Delivery costs	$721	$565	$1,364	$1,133
Sales and marketing expense	2,903	3,751	6,044	6,804
Research and development expense	4,633	4,502	8,583	8,587
General and administration expense	4,387	2,921	7,638	3,183
Total stock-based compensation expense	$12,644	$11,739	$23,629	$19,707

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Six Months Ended June 30,
	2024	2023
Operating activities
Net Loss	$(28,532)	$(9,900)
Adjustments to reconcile net loss to net cash used in operating activities:
Credit loss expense	3,761	744
Depreciation and amortization	12,779	13,775
Amortization of financing costs charged to interest expense	850	819
Amortization of right-of-use assets	1,072	2,205
Gain on debt extinguishment	(13,017)	—
Stock-based compensation expense	23,629	19,707
Change in contingent consideration	9	(23,326)
Other non-cash expense (income), net	663	(3,147)
Change in operating assets and liabilities:
Accounts receivable	14,783	18,069
Prepaid expenses and other assets	(393)	430
Accounts payable	810	(2,046)
Other accrued expenses	(7,253)	(10,954)
Partner Share liability	(15,114)	269
Consumer Incentive liability	(7,234)	(10,958)
Net cash used in operating activities	(13,188)	(4,313)
Investing activities
Acquisition of property and equipment	(932)	(342)
Capitalized software development costs	(8,673)	(5,207)
Business acquisitions, net of cash acquired	202	—
Net cash used in investing activities	(9,403)	(5,549)
Financing activities
Proceeds from issuance of debt	—	30,000
Settlement of contingent consideration	(14,166)	(50,050)
Principal payments of the 2018 Line of Credit	(30,000)	(11)
Principal payments of 2020 Convertible Senior Notes	(169,291)	—
Proceeds from issuance of 2024 Convertible Senior Notes	172,500	—
Proceeds from termination of capped calls related to convertible notes	115	—
Proceeds from issuance of common stock	48,634	11
Deferred equity issuance costs	—	(45)
Equity issuance costs	(190)	—
Debt issuance costs	(5,568)	—
Net cash provided by (used in) financing activities	2,034	(20,095)
Effect of exchange rates on cash, cash equivalents and restricted cash	(25)	117
Net decrease in cash, cash equivalents and restricted cash	(20,582)	(29,840)
Cash, cash equivalents, and restricted cash — Beginning of period	91,830	121,985
Cash, cash equivalents, and restricted cash — End of period	$71,248	$92,145

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Consolidated
Revenue	$69,636	$76,701	$137,244	$141,032
Plus:
Consumer Incentives	40,753	32,723	78,362	64,018
Billings	$110,389	$109,424	$215,606	$205,050
Cardlytics platform
Revenue	$64,002	$70,726	$126,235	$129,756
Plus:
Consumer Incentives	40,753	32,723	78,362	64,018
Billings	$104,755	$103,449	$204,597	$193,774
Bridg platform
Revenue	$5,634	$5,975	$11,009	$11,276
Plus:
Consumer Incentives	—	—	—	—
Billings	$5,634	$5,975	$11,009	$11,276

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Consolidated
Revenue	$69,636	$76,701	$137,244	$141,032
Minus:
Partner Share and other third-party costs	33,258	39,170	63,801	72,554
Delivery costs(1)	7,661	7,015	13,834	13,439
Gross Profit	28,717	30,516	59,609	55,039
Plus:
Delivery costs(1)	7,661	7,015	13,834	13,439
Adjusted Contribution	$36,378	$37,531	$73,443	$68,478
Cardlytics platform
Revenue	$64,002	$70,726	$126,235	$129,756
Minus:
Partner Share and other third-party costs	32,865	39,086	63,277	72,261
Delivery costs(1)	6,102	5,217	10,825	9,910
Gross Profit	25,035	26,423	52,133	47,585
Plus:
Delivery costs(1)	6,102	5,217	10,825	9,910
Adjusted Contribution	$31,137	$31,640	$62,958	$57,495
Bridg platform
Revenue	$5,634	$5,975	$11,009	$11,276
Minus:
Partner Share and other third-party costs	393	84	524	293
Delivery costs(1)	1,559	1,798	3,009	3,529
Gross Profit	3,682	4,093	7,476	7,454
Plus:
Delivery costs(1)	1,559	1,798	3,009	3,529
Adjusted Contribution	$5,241	$5,891	$10,485	$10,983
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.7 million and $0.6 million for the three months ended June 30, 2024 and 2023, respectively. Stock based compensation expense recognized in consolidated delivery costs totaled $1.4 million and $1.1 million for the six months ended June 30, 2024 and 2023, respectively.

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net Loss	$(4,257)	$(23,508)	$(28,532)	$(9,900)
Plus:
Interest expense, net	1,561	574	2,380	582
Depreciation and amortization	6,529	7,200	12,779	13,775
Stock-based compensation expense	12,644	11,739	23,629	19,707
Foreign currency (gain) loss	(99)	(1,389)	531	(2,778)
Gain on debt extinguishment	(13,017)	—	(13,017)	—
Acquisition, integration and divestiture benefit	162	(9,947)	162	(8,224)
Change in contingent consideration	(5,808)	11,258	9	(23,326)
Adjusted EBITDA	$(2,285)	$(4,073)	$(2,059)	$(10,164)

CARDLYTICS, INC.
RECONCILIATION OF ADJUSTED CONTRIBUTION TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Consolidated
Adjusted Contribution	$36,378	$37,531	$73,443	$68,478
Minus:
Delivery costs	7,661	7,015	13,834	13,439
Sales and marketing expense	14,025	15,205	28,143	29,153
Research and development expense	13,470	14,847	26,518	26,411
General and administration expense	16,151	16,276	30,636	29,346
Stock-based compensation expense	(12,644)	(11,739)	(23,629)	(19,707)
Adjusted EBITDA	$(2,285)	$(4,073)	$(2,059)	$(10,164)
Cardlytics platform
Adjusted Contribution	$31,137	$31,640	$62,958	$57,495
Minus:
Delivery costs	6,102	5,217	10,825	9,910
Sales and marketing expense	11,621	12,834	23,035	24,382
Research and development expense	11,251	13,399	22,366	23,726
General and administration expense	14,776	15,117	28,204	28,447
Stock-based compensation expense	(11,067)	(10,605)	(20,846)	(18,708)
Adjusted EBITDA	$(1,546)	$(4,322)	$(626)	$(10,262)
Bridg platform
Adjusted Contribution	$5,241	$5,891	$10,485	$10,983
Minus:
Delivery costs	1,559	1,798	3,009	3,529
Sales and marketing expense	2,404	2,371	5,108	4,771
Research and development expense	2,219	1,448	4,152	2,685
General and administration expense	1,375	1,159	2,432	899
Stock-based compensation expense	(1,577)	(1,134)	(2,783)	(999)
Adjusted EBITDA	$(739)	$249	$(1,433)	$98

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED NET LOSS
AND ADJUSTED NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net Loss	$(4,257)	$(23,508)	$(28,532)	$(9,900)
Plus:
Stock-based compensation expense	12,644	11,739	23,629	19,707
Foreign currency (gain) loss	(99)	(1,389)	531	(2,778)
Gain on debt extinguishment	(13,017)	—	(13,017)	—
Acquisition, integration and divestiture benefit	162	(9,947)	162	(8,224)
Amortization of acquired intangibles	2,785	3,441	5,574	6,898
Change in contingent consideration	(5,808)	11,258	9	(23,326)
Adjusted Net Loss	$(7,590)	$(8,406)	$(11,644)	$(17,623)
Weighted-average number of shares of common stock used in computing Adjusted Net Loss per share:
Weighted-average common shares outstanding, diluted	49,056	34,880	46,168	34,241
Adjusted Net Loss per share, diluted	$(0.15)	$(0.24)	$(0.25)	$(0.51)
CARDLYTICS, INC.
RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net cash provided by (used in) operating activities	$4,430	$5,750	$(13,188)	$(4,313)
Plus:
Acquisition of property and equipment	(281)	8	(932)	(352)
Capitalized software development costs	(4,577)	(2,764)	(8,673)	(5,207)
Free Cash Flow	$(428)	$2,994	$(22,793)	$(9,872)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q3 2024
Revenue	$56.0 - $63.0
Plus:
Consumer Incentives	$43.0 - $44.0
Billings	$100.0 - $106.0

Contacts:

Public Relations:
pr@cardlytics.com

Investor Relations:
ir@cardlytics.com